Description of Plan	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
Description of Plan	Description of Plan
The following description is provided for general information summary purposes. Participants of the Northfield Bank Employee Savings Plan (the “Plan”) should refer to the Summary Plan document for a more detailed and complete description of the Plan provisions.

General
The Plan is a defined contribution employee savings plan covering all eligible employees of Northfield Bank (the “Bank”). The Bank is a wholly-owned subsidiary of Northfield Bancorp, Inc. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Principal Trust Company serves as the Plan's trustee.

Plan Termination
On January 31, 2026, Northfield Bancorp, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Financial, Inc., a Delaware corporation (“Columbia Financial”), Columbia Financial, Inc., a newly-formed Maryland corporation (the “Holding Company”), and Columbia Bank MHC, the parent mutual holding company of Columbia Financial (the “MHC”). Pursuant to the terms of the Merger Agreement, Northfield Bancorp, Inc. will merge with and into the Holding Company (the “Merger”), with the Holding Company continuing as the surviving corporation. Immediately following the completion of the Merger, the Bank, the wholly owned subsidiary of Northfield Bancorp, Inc., will merge with and into Columbia Bank, the subsidiary of the Holding Company, with Columbia Bank continuing as the surviving institution. The Merger Agreement was unanimously approved by the boards of directors of the companies. Regulatory approval for the Merger was received in May 2026, and the Merger is expected to be completed in July 2026, pending customary closing conditions. As described in Note 7, pursuant to the Merger Agreement, the Board of Directors of the Bank adopted a resolution on May 27, 2026 to terminate the Plan. Upon Plan termination, Plan participants will become 100% vested in their Bank contribution accounts and are entitled to full distribution of such amounts.

Plan Administration
The Plan is administered by the Compensation Committee of the Bank's Board of Directors.

Contributions
Employees with one month of credited service who are salaried employees or hourly paid employees who are eligible for the Bank's health benefits are eligible to participate in the Plan. Participants are automatically enrolled in the Plan at a deferral rate of 6% of compensation, as defined, with annual increases of 1% up to a maximum rate of 10%, unless the participant elects otherwise. Participants are entitled to contribute to the Plan between 0% to 100% (subject to certain IRS limitations) of their compensation, as defined in the Plan. Contributions can be made on a before-tax basis or after-tax basis.

The Bank matches a portion of the participants’ before or after tax contributions after one year of credited service. The Bank contributes an amount equal to one-quarter of the employee contributions up to the first 6% of compensation, as defined, contributed by eligible employees with less than three years of service. The Bank contributes an amount equal to one-half of the employee contributions up to the first 6% of compensation, as defined, for eligible employees with three or more years of service. The Bank may make discretionary contributions which may vary in amount from year to year. There were no discretionary Bank contributions made for 2025.

Vesting
Plan participants are 100 percent vested in the account balance attributable to their voluntary contributions, including related earnings therein.

The vesting schedule related to Bank matching contributions and Bank discretionary contributions and related earnings therein is as follows:

Years of Service	Percentage Vested
Less than 1 year	-0-%
1 year	20%
2 years	40%
3 years	60%
4 years	80%
5 years or more	100%

Forfeitures
If a participant terminates employment with the Bank and is less than 100% vested in the employer contribution, the participant forfeits the non-vested portion of their employer contribution (as of the earlier of: (1) when the participant receives a distribution or (2) the end of the period of five consecutive one-year breaks in service). Forfeitures are retained in the Plan and used to reduce future Bank contributions or pay Plan expenses. The balance of forfeitures included in Plan assets at December 31, 2025 and 2024 was $21,240 and $28,394, respectively. There were forfeitures of $28,408 that were used to reduce employer contributions in 2025.

Administrative Expenses
Expenses associated with administering the Plan are generally paid by the Bank. Certain participant-specific expenses are assessed against such participants' individual investment accounts. In addition, certain investment related expenses have been offset against net investment income and are not readily determinable.

Payment of Benefits
Upon termination of service due to death, a participant’s vested account balance will be distributed one of three ways: as a single cash payment within 1 year of the date of termination, through an annuity if eligible, or a rollover to an individual retirement account (“IRA”) or another qualified plan for a surviving spouse. For termination of service due to disability, retirement or other reasons, a participant may receive the value of the vested interest in his or her account as a single cash payment, rollover to an IRA or an annuity.

Participant Accounts
Individual accounts are established for each participant. Each participant's account is credited with the participant's contributions, the employer contributions, if any, and the proportionate share of dividends, interest and investment gains since the preceding valuation date. The participant's account is reduced by withdrawals, losses on investments and any administrative expenses.

Notes Receivable from Participants
Eligible participants may borrow up to the lesser of (1) fifty percent (50%) of the value of the participant vested account or (2) $50,000 reduced by the largest outstanding note receivable balance during the past 12 months. The interest rate on all such notes receivable are fixed for the term of the receivable and are based on the “prime rate” as published in the Wall Street Journal on the first day of the month in which the loan was made. The interest rates on notes receivable from participants ranged from 3.25% to 8.50% at both December 31, 2025 and December 31, 2024.

Distributions
During employment, a participant may make withdrawals of amounts applicable to employee and vested employer contributions, subject to certain restrictions, as defined. Participants are entitled to withdraw funds upon attaining age 59 1/2 or for financial hardship before that age. Participants may qualify for financial hardship withdrawals if they have an immediate and substantial financial need, as defined by the Plan document. Participants are limited to one withdrawal in any calendar year.
Transfers into Plan
Participants of the Northfield Bank Employee Stock Ownership Plan, who have reached 55 years of age with ten years of participation in the Plan, are eligible to transfer all or a portion of their investment in Northfield Bancorp, Inc. common stock to any of the funds offered by the Plan. Participants transferred approximately $19,000 into the Plan from the Employee Stock Ownership Plan during the year ended December 31, 2025.